B. Riley FBR Annual Consumer & Media Conference

October 3, 2019

Forward looking and cautionary statements

This presentation contains certain statements that are, or may be considered to be, "forward-looking statements" for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as "may," "might," "should," "expect," "plan," "anticipate," "believe," "estimate," "intend," "predict," "future," "potential" or "continue," the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include: (1) general global economic conditions may decline, which could lead to disproportionately reduced consumer demand for our products, which represent relatively discretionary spending; (2) we may not be able to operate our international corporately managed locations profitably; (3) a decline in mall traffic could adversely affect our financial performance and profitability; (4) we may be unable to generate interest in and demand for our interactive retail experience and products, including being able to identify and respond to consumer preferences in a timely manner; (5) we may be unable to renew, renegotiate or replace our store leases, or enter into leases for new stores on favorable terms, or we may violate the terms of our current leases; (6) consumer interests change rapidly, and our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for key products and services; (7) we may suffer disruptions, failures or security breaches of our information technology infrastructure or we may improperly obtain or be unable to protect our data or violate privacy or security laws or expectations; (8) we may not be able to operate successfully if we lose key personnel, are unable to hire qualified additional personnel, or experience turnover of our management team; (9) we are subject to risks associated with technology and digital operations; (10) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (11) our merchandise is manufactured by foreign manufacturers and we transact business in various foreign countries, and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade and foreign currency fluctuations; (12) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (13) our company-owned distribution center and our third-party distribution center providers may experience disruptions in their ability to support our stores or they may operate inefficiently; (14) we may be unable to effectively manage our international franchises, attract new franchisees or laws relating to international franchises may change; (15) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (16) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (17) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; (18) our profitability could be adversely impacted by fluctuations in petroleum products prices; (19) our business may be adversely impacted by a significant variety of competitive threats; (20) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (21) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions; (22) fluctuations in our operating results could reduce our cash flow and we may be unable to repurchase shares at all or at the times or in the amounts we desire or the results of the share repurchase program may not be as beneficial as we would like; (23) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (24) the market price of our common stock is subject to volatility which could attract the interest of activist shareholders; (25) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders' best interests. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.

BBW Snapshot

- Founded in 1997, as a specialty retailer to “make-your-own stuffed animals”
- 2004 IPO
- Currently in over 500 locations* in 17 countries including:
  - ~360 corporately-managed stores
  - ~95 international franchise stores
  - ~50 third party retail locations
- Over 3,500 employees
- Over 180 Million furry friends sold - and memories made - since inception


BUILD-A-BEAR

2013 marked the beginning of an evolution to become a branded intellectual property company (that has retail as one of its revenue channels)

*As of fiscal 2019 2nd quarter ending August 3, 2019

Monetizable Powerful Brand

90%+ Aided Brand Awareness*

Broad Consumer Appeal: Gender, Age and Geography

Powerful Social & Loyalty Engagement; 7MM Bonus Club Members

180 Million Furry Friends Sold - and Memories Made - Globally**

*US data, C&R Research, Jan 2017
**Since 1997

Multi-Phase Strategic Blueprint for Growth

2013-2014
Return to Profitability

2015-2017
Deliver Sustained Profitability

Drive Profitable Growth

HOW?

Brand Leverage

Diversify and expand the retail footprint globally

Monetize the power of the brand

$ Investment

An experiential retailer with a strong brand

A strong branded company with a diversified profitable business model

BBW Results Since Start of Turnaround

Pre-Turnaround:
4 consecutive years of Pre-Tax Losses

Post Turnaround:
4 consecutive years of Pre-Tax Profits

2009-2012

$1.6B Cumulative Revenue

2013

BEGINNING OF TURNAROUND PLAN

2014-2017

$1.5B Cumulative Revenue*



2018
$336.6MM
-7.5%

($77MM) Cumulative GAAP Pre-Tax Loss

$52MM Cumulative GAAP Pre-Tax Profit



0

2018
-$18.5MM

* Includes negative impact from UK exchange rate changes and closures of unprofitable stores

A Backdrop of Unprecedented and Rapid Change in US Retail

Traditional mall traffic declined close to

-50% *

*2012-2018 estimate based on ShopperTrak and Retail Next data

2017 vs 2012 US E-commerce

+75%

Source: US Census Bureau

Over-malled:

20%

of US malls account for

72%

of all US mall sales

Source: Fung Global Retail & Technology, "The Mall is Not Dead: Part 1"

2017/18 US Retail Store Closures

-14K

Nearly 40 bankruptcies

In the US, 2019 announced closures have already exceeded the total recorded for the full year 2018

Source: Coresight.com, "Store Openings & Closures Tracker"

With Brexit Triggering Accelerated UK Changes



5
0
-5
-10
-15
-20
-25
-30
Consumer confidence
NEGATIVE

every quarter since 2016

2017 vs 2012
UK E-commerce

+45%

with 18% YOY growth in 2018*

Source: Office of National Statistics; *YTD through November 2018 vs 2017

2017/18 UK Retail Store Closures

-2K

Source: Coresight.com, "Store Openings & Closures Tracker"

2018 UK Retail Job Loss

-85K

with over 1,000 retail bankruptcies

Source: Office of National Statistics, The Guardian

This Challenging Economic Environment Negatively Impacted 2018 Results

- FY2018 Total revenues were $336.6MM
- Revenue in North America declined 2% while Europe declined 18%; results included a 14% increase in consolidated e-commerce
- Pre-tax loss was $18.5MM; adjusted Pre-tax loss was $7.7MM exclusively driven by operating losses outside of North America

Multiple Factors Impacted 2018 Results

Some of these factors continue to impact the business in FY2019 as well

Macro retail trends

- ***Continuing mall traffic declines and changing consumer shopping habits***
  - Mall shopping in December, historically our largest sales month, is less recreational and family-oriented changing composition of traffic
- TRU liquidation and subsequent closures

UK Economic Disruption

- ***Brexit uncertainty continued to negatively impact UK consumer confidence and currency exchange rates***
- New consumer privacy laws in the EU, known as General Data Protection Regulation or GDPR, have inhibited our ability to market directly to guests

BBW Sales Shifts

- ***Lower licensed product sales impacted by significantly fewer impactful family-centric and plush-friendly character movies***
- Pay Your Age Day and follow-on: ultimately positive but short-term disruption
- BBW Disneyland store closure: $7MM sales in 2017

Legal/Administrative Issues

- Accounting Rule Changes: Negative $3.9MM revenue and pre-tax income impact in FY 2018 and Negative $12.3MM from 2018 through 2020
- BBW Fiscal year change
- FY2018 is 52 weeks compared to FY2017 having 53 weeks
- US Tax Reform

First Half 2019 Results

Total Revenues in Millions



$166.4
$163.6
-1.8%
2018
2019

- 7th consecutive quarter of double digit increase in e-commerce
- $3.8MM or +187% increase in Commercial revenues

Pre-Tax Income in Millions



$1.7
+$3.6MM
-$1.9
2018
2019

SG&A:
$2.7MM better than FY2018
43.7% of Total Revenue FY2019
vs
44.6% of Total Revenue FY2018
90 bps improvement

Retail Gross Margin:
$5.5MM better than FY2018
44.7% of Total Revenue FY2019
vs
43.4% of Total Revenue FY2018
130 bps improvement

Solid Balance Sheet Supports Ongoing Evolution

- **No Debt**
- **Q2 cash and inventory levels are more in line with 2017 levels, as the impact of 2018 Pay Your Age Events created some unique comparability**
- **Cash from operations has funded - and is expected to continue to fund - ongoing strategic initiatives**



Cash Balance
($ in millions)
$12.2
$20.4
$15.0
Q2 '17*
Q2 '18
Q2 '19



Inventory
($ in millions)
$59.4
$47.8
$62.1
Q2 '17*
Q2 '18
Q2 '19

** Q2 2017 reflects unaudited recast data*

The Future State Business Model

Powerful Brand + Evolving Business Model

Continued focus on the evolution of our Strategic Plan to monetize the Build-A-Bear brand across channels, geographies, consumers and categories is intended to:

1. More effectively take advantage of growth in the digital economy
2. Increase acquisition, engagement and lifetime value of loyalty program members
3. Diversify retail locations to broaden consumer accessibility to our brand
4. Monetize the awareness and trust that consumers have for our brand through incremental profitable revenue streams (outbound licensing, wholesale, entertainment)

And ultimately deliver Long-Term Sustained PROFITABLE Growth

1. Grow in the Digital Economy

- New e-commerce platform launched in 2017; double-digit sales growth every quarter since upgrade
  - With over 85% of site traffic originating from a personal device, recently completed mobile optimization is contributing to higher conversion rates and reduced cart abandonment
  - Over half of BBW's e-commerce has occurred historically in our Q4; enhanced gifting options have been added in FY2019
- Improving results from paid search and SEO enhanced product descriptions driving higher traffic
- Roadmap of planned future developments and enhancements to continue to expand channel


WORKSHOP
celeBEARate
fall sale
CeleBOOrate!


WORKSHOP
BUILD-A-BEAR GIFTSHOP

Future opportunities that are in planning process:
- Expansion of Amazon marketplace
- Virtual shopping experience to simulate in-store process and enhance consumer engagement


amazon
Shop toys by age



2. Increase Lifetime Value of Loyalty Club Members

- With over 8MM opted-in e-mail addresses and over 7MM Bonus Club members, opportunity to leverage robust database to add incremental lifetime value with cross-channel engagement
- "Count Your Candle" birthday program continues to drive acquisition and retention of Bonus Club members
  - Program launched in 2018 in conjunction with "Pay Your Age Day"; second Pay Your Age event in May 2019
  - Program allows children of Bonus Club members to pay their age for our Birthday Treat bear during the month of their birthday; number one unit seller each month since introduction
  - Added feature to collect birthday data for members, now have information on approximately 2MM individuals to customize marketing messages and encourage store visits



NEW!
BIRTHDAY TREAT BEAR
PAY
YOUR AGE
FOR THIS BEAR DURING
YOUR BIRTHDAY MONTH!*
In Store Only • Regularly $14

3. Expand Retail Diversification and Accessibility in NA

2015 NA Store Portfolio



274 locations; >90% in traditional mall store format



Traditional Mall Store
Traditional Mall Concourse
Tourist all Formats
Walmart
Seasonal/Holiday
3rd Party Retail*

*Non-corporately owned

2018 NA Store Portfolio



368 locations; 66% in traditional mall store format



FAO Walmart Gaylord Hotels Great Wolf Lodge Bass Pro Shops Carnival

Store counts as of December of each calendar year

Mall locations continue to deliver sales and profit:
- ~95% of NA locations are profitable*
- Portfolio management includes short-term lease extension with rent reductions, shift to concourse model

Portfolio continues to diversify to increase demographic and geographic accessibility and migrate away from traditional malls. Expect to have more stores but less overall square footage increasing productivity and key metrics
- 23 Walmart shops expected by the end of FY2019

*As of fiscal 2019 2ndrd quarter ending August 3, 2019

4. Monetize Brand Awareness: 3rd Party Retail

Have developed wholesale model for select 3rd parties to operate Build-A-Bear Workshops:

- 3rd party provides capital for fixtures and store buildout
- 3rd party purchases inventory results in low risk and positive operating income

To date: Build-A-Bear is offered in more than fifty 3rd party locations including:

- Carnival Cruise Lines (26), Great Wolf Lodge (17), Landry's (4), Beaches (3), Yankee Candle (2)


YTD Commercial Revenue
($ Million's)
$5.9
$2.1
2018
2019

- Commercial Revenue is up 187% on YTD basis and location presence increased to ~50 vs. ~30 locations in 2018
- *In addition to the 3rd party retail, commercial revenue includes outbound licensing and traditional wholesale business.*

Carnival



GREAT WOLF LODGE


BUILD-A-BEAR

4. Monetize Brand Awareness: Licensing

Over 20 product categories are currently licensed for BBW with products in market or in development

Plush-Driven — *Connected experiences (e.g., parties)* — *Non-Plush-Driven*

We have generally been in this range on the continuum up to this point….


Toys, Plush
Apparel, Accessories, Party
Beauty, Creativity
Electronic/Tech, Bookbags, etc
FRIGHTFULLY FUN SLIPPERS

In 2018, outbound licensed products were carried in multiple retailers including:

- Walmart 3,200+ doors
- Target 1,800+ doors
- Rite Aid 1,500+ doors
- HBA in approximately 1,000 doors including TJX, Burlington, Ross, Meijer and Specialty

4. Monetize Brand Awareness: Entertainment

"Play beyond the plush" enhances consumer connection:


You
Tube
Bearville
Alive!

- Video and music available on Build-A-Bear's You Tube channel
  - Over 100K subscribers
  - Over 64MM views
- Engaging apps support owned intellectual properties: 7MM sessions since launched
- Build-A-Bear sells ~750K songs on sound units that are put into furry friends every year

MEDIA as MARKETING; ENTERTAINMENT can lift the BRAND

- Build-A-Bear Radio launched in 2018; ~400 K daily listeners
- New agreements with Warner Chappell Music and Arts Music to develop a Build-A-Bear record label and publishing deal
- Recently announced agreements with
  - The Hallmark Channel
  - Sony Pictures Worldwide Acquisitions (expect Honey Girls IP to be first development)
  - RWS Entertainment Group (custom entertainment development)

2019 Outlook

We expect:

- Total revenue for the year to increase in the low single-digits
- Pre-tax income to be slightly positive
- Capital expenditures to be in the range of $12 to $14 million
- Depreciation and amortization in the range of $15 to $16 million
- Operating cash flow less capital expenditures to be positive
- Cash and cash equivalents of $20 to $25 million at year end

Guidance presented in accordance with second quarter fiscal 2019 results on August 3, 2019

We are evolving to monetize the brand in a variety of ways


Who We Are:
More than Kids
BUILD-A-BEAR
EST. 1997
Where We Are:
More than Mall
Retail
What We Do:
More than a Toy
Manufacturer

- Strong, multi-generational brand that parents trust and kids love with a variety of owned intellectual properties that can translate and expand into broader entertainment, global geographies and product categories
- Prior to FY2018, BBW has shown consistent progress from 2013-2017 on a multi-phase strategic plan to make evolve into a multi-dimensional IP company with retail as one of our channels
- Clear strategies to diversify retail, diversify consumer segments, diversify revenue streams drive growth and improve long-term profitability
- Debt free, positive cash flow, solid balance sheet, strong management
- Much of the infrastructure groundwork has now been laid to evolve the company to the next phase

Buildabear.com
#celeBEARate